UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2013
COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10352	59-2758596

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039

(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (973) 994-3999
 (Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On March 1, 2013, the board of directors of Columbia Laboratories, Inc. (the “Company”) approved a second amendment (“Amendment No. 2”) to the Company's Amended and Restated Rights Agreement, dated as of November 29, 2010, as amended as of September 20, 2011 (the “Rights Agreement”), to extend the expiration date of the rights contained therein from July 3, 2013 to July 3, 2016. On March 5, 2013, the Company and American Stock Transfer and Trust Company, LLC, as rights agent, entered into Amendment No. 2. Except for the extension of the expiration date, the Rights Agreement otherwise remains unmodified.
     The foregoing description of Amendment No. 2 does not purport to be complete and should be read together with, and is qualified in its entirety by reference to, Amendment No. 2, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference. A copy of the Rights Agreement is incorporated herein by reference as Exhibit 4.2 and, together with a summary of the material terms of the Rights Agreement, was filed with the Securities and Exchange Commission on a Form 8-K on November 30, 2010. A copy of Amendment No. 1 to the Rights Agreement, dated September 20, 2011 ("Amendment No. 1"), is incorporated herein by reference as Exhibit 4.3 and, together with a summary of the material terms of Amendment No. 1, was filed with the Securities and Exchange Commission on a Form 8-K on September 22, 2011.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The disclosures set forth under Item 1.01 are incorporated by reference into this Item 3.03.

ITEM 7.01.	REGULATION FD DISCLOSURE.
     A copy of the press release announcing the Amendment is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1
Certificate of Designations of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc., included as Exhibit C to the Amended and Restated Rights Agreement, dated as of March 13, 2002, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Columbia Laboratories, Inc., filed on March 15, 2002, SEC File No. 1-10352.

4.1
Amendment No. 2, dated as of March 5, 2013, to the Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC.

4.2
Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights as Exhibit A, the Form of Right Certificate as Exhibit B and the Certificate of Designation of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc. as Exhibit C, incorporated herein by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated November 30, 2010.

4.3
Amendment No. 1, dated as of September 20, 2011, to the Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC, incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated September 22, 2011.

99.1	Press Release of Columbia Laboratories, Inc., dated March 6, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.
Date: March 6, 2013	By:	/S/ Jonathan Lloyd Jones
	Name:	Jonathan Lloyd Jones
	Title:	Vice President & Chief Financial Officer

INDEX TO EXHIBITS

3.1
Certificate of Designations of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc., included as Exhibit C to the Amended and Restated Rights Agreement, dated as of March 13, 2002, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Columbia Laboratories, Inc., filed on March 15, 2002, SEC File No. 1-10352.

4.1
Amendment No. 2, dated as of March 5, 2013, to the Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC.

4.2
Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights as Exhibit A, the Form of Right Certificate as Exhibit B and the Certificate of Designation of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc. as Exhibit C, incorporated herein by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated November 30, 2010.

4.3
Amendment No. 1, dated as of September 20, 2011, to the Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC, incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated September 22, 2011.

99.1	Press Release of Columbia Laboratories, Inc., dated March 6, 2013.